UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2020

SEALED AIR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard
Charlotte	North Carolina	28208
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (980)221-3235
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10 per share	SEE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Extension of Employment for James M. Sullivan and Departure as Chief Financial Officer in 2021

On November 23, 2020, James M. Sullivan, Senior Vice President and Chief Financial Officer of Sealed Air Corporation (the “Company”), entered into a letter agreement with the Company (the “Extension Letter”) regarding the extension of his term of employment and his continued service as the Company’s Chief Financial Officer, to coordinate with the hiring of Christopher J. Stephens, Jr. and his appointment as Chief Financial Officer as described below.
Under his agreement with the Company dated June 20, 2019 (the “Original Letter”), the term of Mr. Sullivan’s employment and service as Chief Financial Officer is scheduled to end on December 31, 2020, unless the Company and Mr. Sullivan agree in writing to an extension.
Under the Extension Letter, Mr. Sullivan agrees to extend his employment with the Company through March 31, 2021 (or any earlier date in 2021 as Mr. Sullivan and the Company may mutually agree). He will continue to serve as the Senior Vice President and Chief Financial Officer until Mr. Stephens assumes that role, which is expected to occur once the Company has filed its Annual Report on Form 10-K for 2020. After Mr. Stephens becomes Chief Financial Officer and through March 31, 2021, Mr. Sullivan will be employed in a non-executive role, assisting Mr. Stephens with the transition of his duties.
Under the Extension Agreement, Mr. Sullivan will receive the following compensation for his employment during 2021 through his employment termination date:
•Base salary at his current annual rate,
•A completion bonus in the amount of $167,000, paid in a lump sum after the end of his employment, and
•Continued participation in the Company’s employee benefit plans in accordance with their terms.
Mr. Sullivan will remain eligible to receive payment of his 2020 annual bonus earned under the Annual Incentive Plan based on actual 2020 performance results (payable at the same time 2020 annual bonuses are payable to other senior executives). He will not receive any long-term incentive awards in 2021. The other terms and provisions of his Original Letter will remain in effect, including the “special equity vesting terms” included in the Original Letter.
The foregoing description of the Extension Letter is qualified in its entirety by reference to the full text of the Extension Letter attached to this Current Report on Form 8-K as Exhibit 10.1, which is incorporated herein by reference.

Hiring of Christopher J. Stephens, Jr. as Chief Financial Officer-Designate and Appointment as Chief Financial Officer in 2021

Also on November 23, 2020, the Company entered into an offer letter agreement (the “Offer Letter”) with Christopher J. Stephens, Jr. for his service as Senior Vice President and Chief Financial Officer-Designate beginning January 1, 2021. In connection with entering the Offer Letter, the Company’s Board of Directors approved the appointment of Mr. Stephens as the Company’s Chief Financial Officer effective on the first business day after the Company files its Annual Report on Form 10-K for 2020, but no later than March 31, 2021.
Mr. Stephens has served as Senior Vice President, Finance and Chief Financial Officer, Barnes Group Inc. since January 2009. Prior to joining Barnes Group, Mr. Stephens held key leadership roles at Honeywell International, serving as President of the Consumer Products Group from 2007 to 2008, and Vice President and Chief Financial Officer of Honeywell Transportation Systems from 2003 to 2007. Prior to Honeywell, he held roles with increasing responsibility at The Boeing Company, serving as Vice President and General Manager, Boeing Electron Dynamic Devices; Vice President, Business Operations, Boeing Space and Communications; and Vice President and Chief Financial Officer, Boeing Satellite Systems.
Under the Offer Letter, Mr. Stephens will receive a cash sign-on bonus of $300,000 and an initial equity award in the form of time-vesting restricted stock units valued at $1,500,000. The restricted stock units will vest in three substantially equal annual installments starting on the first anniversary of the grant date, subject to earlier vesting in case of Mr. Stephens’ death or disability or his involuntary termination following a change in control of the Company in accordance with the Company’s standard form of restricted stock unit award agreement. Mr. Stephens will receive base salary at the annual rate of $640,000, to be reviewed annually. For 2021, he will have a target bonus equal to 80% of his base salary (with a maximum bonus of 200% of target), with the actual bonus amount to be determined based on Company performance consistent with the 2021 annual bonus program applicable to the Company’s other senior executives. Mr. Stephens will also be eligible for annual grants of long-term incentive awards consistent with awards for other senior executives, with his 2021 grants targeted at 175% of his base salary. Mr. Stephens will be expected to relocate to the Company’s Charlotte, NC headquarters. He will be eligible to receive relocation benefits pursuant to the Company’s relocation policy. The cap on the loss on sale benefit for the sale of his current home under that policy will be $85,000.
The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter attached to this Current Report on Form 8-K as Exhibit 10.2, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the matters referenced in Item 5.02 is furnished with this Current Report on Form 8-K as Exhibits 99.1.

The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Extension Letter, dated November 23, 2020, between James M. Sullivan and Sealed Air Corporation.
10.2	Offer Letter, dated November 23, 2020, between Christopher J. Stephens, Jr. and Sealed Air Corporation.
99.1	Press Release of Sealed Air Corporation, dated November 24, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL and embedded within document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ Angel S. Willis
	Name:	Angel S. Willis
	Title:	Vice President, General Counsel and Secretary
(Duly Authorized Officer)
Date: November 24, 2020